UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2026

Z SQUARED INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 South Andrews Ave., Suite #700 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

(305) 697-0792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZSQR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On November 3, 2026, upon the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”) of the Board of Directors (the “Board”) of Z Squared Inc. (the “Company”), the Board elected Jeffery Harris, the Company’s Chief Technology Officer, as a director of the Company, effective November 3, 2026, to fill the vacancy on the Board created by the resignation of Michelle Burke as a director of the Company effective May 22, 2026, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 22, 2026. Mr. Harris will serve until the Company’s next annual meeting of stockholders at which directors are elected and until his successor is duly elected and qualified, or until his earlier death, resignation, disqualification, or removal. Following Mr. Harris’s election, the Board consists of five (5) directors, and the number of directors constituting the whole Board remains fixed at five (5).

Because Mr. Harris is an employee and executive officer of the Company, the Board determined that he does not qualify as an “independent director” under Nasdaq Listing Rule 5605(a)(2). Following Mr. Harris’s election, three (3) of the Company’s five (5) directors, Adam Sohn, Bryan Fuerst, and Kenneth Cooper, qualify as independent directors, such that a majority of the Board continues to be comprised of independent directors as required by Nasdaq Listing Rule 5605(b)(1). Mr. Harris has not been appointed to, and is not expected to be named to, any committee of the Board, and the membership of each of the Audit Committee, the Compensation Committee, and the NCG Committee remains unchanged.

Jeffery Harris, age 40, has served as the Company’s Chief Technology Officer since June 24, 2026. Beginning in May 2025, Mr. Harris served as Chief Technology Officer of Paradox Data, LLC (“Paradox Data”), a digital infrastructure company that the Company acquired on September 8, 2026 and that is now a wholly owned subsidiary of the Company, where he led the design and deployment of high-density, immersion-cooled digital infrastructure for data-intensive workloads across the United States, including technical strategy and platform architecture. From April 2022 to May 2025, Mr. Harris served as Chief Executive Officer of Paradox Infrastructure, an infrastructure and technology development company, where he directed company strategy and operations, including firmware integration for compute platforms, immersion cooling systems, and blockchain infrastructure development. From April 2020 to December 2021, Mr. Harris served as Chief Executive Officer of Xero Labs, a firmware and fleet-management company for cryptocurrency mining hardware, where he developed standardized firmware baselines, configuration policies, and upgrade paths for multi-vendor mining hardware fleets. Earlier in his career, Mr. Harris studied electronics engineering and cryptography engineering at the United States Military Aviation Institute and his early technical work involved aerospace electronics supporting United States Military applications, including service in the U.S. Navy’s Micro-Miniature Electronics program. Mr. Harris does not currently serve, and has not during the past five years served, as a director of any company with a class of securities registered under the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) thereof, or of any registered investment company. The Board believes Mr. Harris is qualified to serve as a director due to his technical and operating experience in digital and high-density compute infrastructure and his knowledge of the Company’s infrastructure strategy as its Chief Technology Officer.

There are no family relationships between Mr. Harris and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K. During the past ten years, Mr. Harris has not been involved in any of the legal proceedings described in Item 401(f) of Regulation S-K. There are no arrangements or understandings between Mr. Harris and any other person pursuant to which he was elected as a director.

Director Compensation

Because Mr. Harris is an employee of the Company, he is not a “Non-Employee Director” under the Company’s Non-Employee Director Compensation Program, effective April 27, 2026, and he will not receive any additional compensation for his service as a director. Mr. Harris’s compensation will continue to be governed by his Executive Employment Agreement with the Company, dated as of June 24, 2026, as amended by Amendment No. 1 thereto, dated as of August 24, 2026, and by his outstanding equity awards. The Executive Employment Agreement and Amendment No. 1 thereto were previously described in, and filed as Exhibit 10.1 to, the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on June 30, 2026 and August 26, 2026, respectively, and such descriptions are incorporated herein by reference. Other than as described above, the Company did not enter into or materially amend any plan, contract, or arrangement with Mr. Harris, and did not make any grant or award to Mr. Harris, in connection with his election as a director.

Related Person Transactions

Mr. Harris holds an indirect minority membership interest in Paradox Infrastructure LLC and a 24% membership interest in Paradox Energy LLC, an affiliate of Paradox Infrastructure LLC. Related person transactions involving Mr. Harris and those entities were previously disclosed in the Company’s Current Reports on Form 8-K filed with the SEC on August 4, 2026 and September 14, 2026, which descriptions are incorporated herein by reference.

The Company continues to have ongoing commercial and transactional relationships with Paradox Infrastructure LLC and Paradox Energy LLC. The NCG Committee and the Board considered these relationships in connection with Mr. Harris’s recommendation and election as a director. Other than as previously disclosed in the aforementioned Current Reports on Form 8-K filed with the SEC, there are no transactions between the Company and Mr. Harris that would be required to be disclosed under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2026	Z SQUARED INC.

	By:	/s/ Brian Cogley
	Name:	Brian Cogley
	Title:	Chief Financial Officer

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